UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 29, 2022

Ingersoll Rand Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38095	46-2393770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Harbour Place Drive, Suite 600
Davidson, North Carolina 28036
(704) 655-4000
(Address, including zip code, of principal executive offices and registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	IR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 29, 2022, the Board of Directors (the “Board”) of Ingersoll Rand Inc. (the “Company”), upon the recommendation of its Nominating and Corporate Governance Committee, increased the size of the Board from ten to eleven members and elected Jennifer Hartsock to fill the vacancy so created, both effective January 1, 2023, to serve until the Company’s 2023 Annual Meeting of Stockholders and until the election and qualification of her successor, or her death, resignation, retirement, disqualification or removal.

The Board has determined that Ms. Hartsock qualifies as an independent director for service on the Board under the listing standards of the New York Stock Exchange and the Company’s Corporate Governance Guidelines.

Ms. Hartsock has no arrangements or understandings with any other person pursuant to which she was selected as a director. Ms. Hartsock has no direct or indirect material interest in any transactions that would require disclosure under Item 404(a) of Regulation S-K.

In connection with her service as non-employee director, Ms. Hartsock will be compensated in accordance with the Company’s compensation policy for non-employee directors of the Board as described in the Company’s Proxy Statement for its 2022 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 29, 2022.

Item 7.01 Regulation FD Disclosure.

On November 30, 2022, the Company issued a press release announcing the appointment of Ms. Hartsock as a new director. The press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, except as otherwise expressly stated by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
Exhibit No.	Description
99.1	Press Release issued by Ingersoll Rand Inc., dated November 30, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL RAND INC.

By:	/s/ Andrew Schiesl
Andrew Schiesl
Senior Vice President, General Counsel, Chief Compliance Officer, and Secretary

Date: November 30, 2022